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                                                            EXHIBIT







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K for the year ended December 31, 1997, into the Company's previously filed Registration Statement on Form S-8 (No. 33-37624).



ARTHUR ANDERSEN LLP



St. Louis, Missouri,
  June 24, 1998